UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Teligent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELIGENT, INC. ANNOUNCES ADJOURNMENT OF

SPECIAL MEETING OF STOCKHOLDERS

Scheduled to Reconvene on December 16, 2020

Company Urgently Encourages Stockholders to Vote

BUENA, NEW JERSEY, November 25, 2020 --  Teligent, Inc. (Nasdaq: TLGT), a New Jersey-based specialty generic pharmaceutical company (the “Company”), announced today that its Special Meeting of Stockholders, scheduled for October 22, 2020, adjourned to November 11, 2020 and then to November 25, 2020, was convened and adjourned without any business being conducted due to the fact that a quorum was not achieved on the proposals to be approved. Stockholders have thus far strongly supported the proposals. At the time the meeting was convened, approximately 96.49% of the shares that had been voted had been voted in favor of the proposals. However, since holders of only 47.46% of the outstanding shares submitted proxies to vote, the necessary quorum of a majority of the outstanding shares was not reached. The Company is adjourning the meeting in order to solicit additional votes to meet the quorum requirement; as of 10:00 am today the Company requires an additional 140,077 shares to vote in order to reach the required quorum. The Company requests that any stockholder who has not yet voted do so as promptly as possible in order to avoid additional delays and expense

The Special Meeting will be reconvened at 10:00 a.m. Eastern time on December 16, 2020 to allow more opportunity for stockholders to vote on the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2020. Stockholders will be able to attend the rescheduled Special Meeting virtually by visiting www.virtualshareholdermeeting.com/TLGT2020SM.

The record date for determining stockholders eligible to vote on the proposals at the Special Meeting remains September 4, 2020.

The Company strongly encourages any eligible stockholder that has not yet voted their shares, or provided voting instructions to their broker or other record holder, to do so promptly. No action is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. Shares may be voted via the Internet, by telephone and by mail. For questions relating to the voting of shares or to request additional or misplaced proxy voting materials, contact the Company’s proxy solicitor: MacKenzie Partners, Inc. TOLL-FREE, at 1-800-322-2885 or Collect at 1-212-929-5500 or via email at proxy@mackenziepartners.com.

YOUR PARTICIPATION IS IMPORTANT – PLEASE VOTE TODAY

A copy of the Company’s proxy statement as previously filed with the SEC is available at no charge on the SEC website at www.sec.gov. In addition, copies of the proxy statement and other documents may be obtained free of charge by accessing the Company’s website at www.teligent.com or by contacting the Company’s Corporate Secretary at (856) 776-4632, via email at InvestorsRelations@teligent.com or by mail to Corporate Secretary, Teligent, Inc., 105 Lincoln Avenue, Buena, NJ 08310.

Additional Information

This communication may be deemed to be solicitation material. On September 9, 2020, the Company filed a definitive proxy statement with the SEC in connection with the Special Meeting. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER SOLICITING MATERIALS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSALS TO BE VOTED UPON. The Company’s proxy statement and any other solicitation materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov and at the investor relations section of the Company’s website at www.teligent.com. The Company, its directors and certain of its officers and employees will be participants in the solicitation of proxies from stockholders in respect of the Special Meeting. The Company has also engaged MacKenzie Partners to aid in the solicitation of proxies. Detailed information regarding the identity of the participants, and their respective interests in the Company by security holdings or otherwise, are set forth in the definitive proxy statement for the Special Meeting. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Forward-Looking Statements

This press release includes “forward-looking statements” that are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about the Company’s business and the industry in which the Company operates and the beliefs and assumptions of the Company’s management. Forward-looking statements can be identified by the use of words such as “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. These statements are based on the Company’s current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other periodic reports the Company files with the Securities and Exchange Commission.  Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak and the effects thereof on the Company’s future performance and results of operations. It is not possible to predict or identify all such risks. There may be additional risks that the Company considers immaterial or which are unknown. You should not rely upon forward-looking statements as predictions of future events.  The forward-looking statements included in this press release speak only as of the date hereof and, subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Contact:

Philip K. Yachmetz

Teligent, Inc.

(856) 776-4632

www.teligent.com